UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2008

Consolidated Graphics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-12631	76-0190827
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5858 Westheimer, Suite 200, Houston, Texas		77057
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-787-0977

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Stock Options

On December 15, 2008, the Compensation Committee of Consolidated Graphics, Inc. (the "Company"), made a discretionary, one-time grant of stock options to Jon C. Biro, the Company’s Executive Vice President and Chief Financial and Accounting Officer, to purchase 25,000 shares of the Company’s common stock at an exercise price equal to its closing price on December 15, 2008, or $17.16 per share. The stock options vests in annual increments of 20% over five years, commencing on December 15, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Graphics, Inc.

December 19, 2008	By:	Jon C. Biro

Name: Jon C. Biro
Title: Executive Vice President and Chief Financial and Accounting Officer